UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2021 (May 11, 2021)

ALKURI GLOBAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40011	85-4768339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Hillsboro Pike, Suite 300

Nashville, TN 37215

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 632-0303

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one fourth of one redeemable warrant	KURIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	KURI	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	KURIW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

 On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (“SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Statement”). The Statement reflects the SEC staff’s view that certain terms and conditions that are common to warrants issued by special purpose acquisition companies (“SPACs”), such as Alkuri Global Acquisition Corp. (the “Company”), may require such warrants to be classified as liabilities rather than as components of equity on their financial statements. The public and private warrants issued by the Company in connection with its initial public offering (collectively, the “Company Warrants”) contain terms similar to those described in the Statement, and since their issuance, the Company Warrants have been classified as components of equity on the financial statements of the Company.

On May 11, 2021, management of the Company concluded, after discussions with Marcum LLP, the Company’s independent registered public accounting firm (“Marcum”), that the audited balance sheet dated as of February 9, 2021 filed as Exhibit [99.1] to the Company’s Current Report on Form 8-K filed with the SEC on February 16, 2021 should no longer be relied upon due to changes required to reclassify the Company Warrants as liabilities to align with the requirements set forth in the Statement. The Company plans to reflect this reclassification of the Company Warrants in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with the SEC.

The Company does not expect that any of the above changes will have any impact on its cash position and cash held in the trust account.

The Company’s management has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum. Marcum was provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKURI GLOBAL ACQUISITION CORP.

	By:	/s/ Rich Williams
Name: Rich Williams
Title: Chief Executive Officer

Dated: May 17, 2021